OPERATING SEGMENTS	12 Months Ended
Dec. 31, 2021
Disclosure of operating segments [abstract]
OPERATING SEGMENTS [Text Block]

5. OPERATING SEGMENTS

The Corporation provides product offerings and services through its technology solutions to the loyalty industry and is organized and managed as a single operating segment, with its operating results reviewed by the Corporation's Chief Executive Officer, who is the CODM.

Enterprise-wide disclosures - Geographic information

For the year ended December 31	2021		2020
Revenue
United States	$327,419	88%	$188,531	87%
Europe	25,707	7%	19,074	9%
Other	16,882	5%	9,782	4%
	$370,008	100%	$217,387	100%

Revenue earned by the Corporation is primarily generated from sales made directly to members of loyalty programs with which the Corporation partners, and to a lesser extent, sales to loyalty program partners. Revenues by geographic region are shown above and are based on the country of residence of each of the Corporation's loyalty partners. As at December 31, 2021, substantially all of the Corporation's assets were in Canada.

Transaction price allocated to the remaining performance obligations

The following table provides information about the nature and timing of the satisfaction of performance obligations in contracts with customers.

	Total	Year 1	Year 2	Year 3	Year 4	Year 5+
Hosting and other	$1,632	$909	$651	$72	$—	$—

The Corporation has elected to apply the practical expedient to not disclose information about remaining performance obligations that have original expected durations of one year or less.

Dependence on loyalty program partners

For the year ended December 31, 2021, there were two (2020 - three) loyalty program partners for which sales to their members individually represented more than 10% of the Corporation's total revenue. In aggregate, sales to the members of these partners represented 57% (2020 - 64%) of the Corporation's total revenue.